Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  8th  of March, 2001.

/s/ A. Dean Arganbright
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  8th  of March, 2001.

/s/ R. A. Bemis
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  8th  of March, 2001.

/s/ R. C. Gallagher
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  9th  of March, 2001.

/s/ Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  7th  of March, 2001.

/s/ James L. Kemerling
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  7th  of March, 2001.

/s/ John C. Meng
Director

Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby appoints Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, 1,500,000 additional shares of Common Stock, $1 par value, of WPS Resources Corporation, a Wisconsin corporation (the "Registrant"), issuable pursuant to the Registrant's Stock Investment Plan and to sign any and all amendments to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may fully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his/her hand this  8th  of March, 2001.

/s/ Larry L. Weyers
Director